    Exhibit 99.1

For Immediate Release | Global Communications | MetLife, Inc.

MetLife Completes $10 Billion Variable Annuity
Risk Transfer Transaction

NEW YORK, December 1, 2025 – MetLife, Inc. (NYSE: MET) today announced it has completed its previously announced $10 billion variable annuity risk transfer transaction with Talcott Resolution Life Insurance Company (Talcott), a life insurance and annuities subsidiary of Talcott Financial Group. Expected foregone annual adjusted earnings total of approximately $100 million will be partially offset by annual hedge cost savings of approximately $45 million.

The transaction reduces portfolio risk, accelerates the run-off of MetLife’s legacy blocks of business and represents the latest example of MetLife’s disciplined execution of risk transfer options within MetLife Holdings, the closed-block businesses of the company’s former U.S. Retail segment. MetLife Investment Management will manage approximately $6 billion of assets under investment management agreements with Talcott.

Forward-Looking Statements
This news release may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events and do not relate strictly to historical or current facts. They use words and terms such as “anticipate,” "are confident," “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “if,” “intend,” “likely,” “may,” “plan,” “potential,” “project,” “should,” "target," “will,” “would,” and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. They include statements relating to strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information. By their nature, forward-looking statements: speak only as of the date they are made; are not statements of historical fact or guarantees of future performance; and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.
Many factors determine the results of MetLife, Inc., its subsidiaries and affiliates, and they involve unpredictable risks and uncertainties. Our forward-looking statements depend on our assumptions, our expectations, and our understanding of the economic environment, but they may be inaccurate and may change. MetLife, Inc. does not guarantee any future performance. Our results could differ materially from those MetLife, Inc. expresses or implies in forward-looking statements. The risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission, and others, may cause such differences.
MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved.

Please consult any further disclosures MetLife, Inc. makes on related subjects in subsequent reports to the U.S. Securities and Exchange Commission.

About MetLife
MetLife, Inc. (NYSE: MET), through its subsidiaries and affiliates (“MetLife”), is one of the world’s leading financial services companies, providing insurance, annuities, employee benefits and asset management to help individual and institutional customers build a more confident future. Founded in 1868, MetLife has operations in more than 40 markets globally and holds leading positions in the United States, Asia, Latin America, Europe and the Middle East. For more information, visit www.metlife.com.

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Contacts

For Media: Jane Slusark 347-989-5477 Jane.Slusark@metlife.com	For Investors: John Hall 212-578-7888 John.A.Hall@metlife.com